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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2005

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5619 DTC Parkway—Greenwood Village, CO 80111
(Address of principal executive offices)        (Zip Code)

Registrants' telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On February 25, 2005, Adelphia Communications Corporation (the "Company") and certain of its subsidiaries, including the registrants, entered into and closed on the Third Amended and Restated Credit and Guaranty Agreement, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc., Adelphia California Cablevision, LLC, as borrowers, the Company and certain of its other direct and indirect subsidiaries named therein, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other lenders named therein (the "Second Extended DIP Facility"). The Second Extended DIP Facility, which was approved by the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on February 22, 2005, amends and restates in its entirety the Company's existing debtor-in-possession credit facility (the "First Extended DIP Facility").

        The Second Extended DIP Facility matures upon the earlier of March 31, 2006 and the occurrence of certain other events, as described in the Second Extended DIP Facility. The Second Extended DIP Facility is comprised of an $800,000,000 revolving credit facility (including a $500,000,000 letter of credit subfacility) and a $500,000,000 term loan. The Second Extended DIP Facility is secured with a first priority lien on all of the Loan Parties' (as defined in the Second Extended DIP Facility) unencumbered assets, a priming first priority lien on all assets of the Loan Parties securing their pre-petition bank debt and a junior lien on all other assets of the Loan Parties. The applicable margin on loans extended under the Second Extended DIP Facility is 1.25% per annum in the case of Alternate Base Rate loans (which carry a base rate equal to the greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) and 2.25% per annum in the case of Adjusted LIBOR Rate loans. The Second Extended DIP Facility contains customary representations, warranties and covenants, including restrictive covenants which limit the ability of the Loan Parties to (i) incur additional guarantees, liens and indebtedness, (ii) sell or otherwise dispose of certain assets and (iii) pay dividends or make other distributions or payments with respect to any shares of capital stock, subject to certain exceptions set forth in the Second Extended DIP Facility. The Second Extended DIP Facility also requires compliance with certain financial covenants with respect to operating results and capital expenditures.

        The foregoing summary of certain material terms of the Second Extended DIP Facility is qualified in its entirety by reference to the Second Extended DIP Facility, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        As previously announced, a syndicate of financial institutions has committed to provide to the Company up to $8.8 billion in exit financing in connection with the Company's emergence from bankruptcy. Certain of the lenders and certain of the agents under the Second Extended DIP Facility are members of the syndicate of financial institutions that have committed to provide such exit financing to the Company. In addition, certain of the lenders and certain of the agents under the Second Extended DIP Facility were lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries previously have initiated or propose to initiate, respectively, an adversary proceeding against the lenders and agents under the Company's and its subsidiaries' pre-petition credit facilities. A more complete description of such adversary proceeding is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 Annual Report"), which was filed with the Securities and Exchange Commission on December 23,

2004. The foregoing summary of such adversary proceeding is qualified in its entirety by reference to the description of such adversary proceeding in the 2003 Annual Report.

Item 2.03. Creation of a Direction Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        As set forth in Item 1.01 above, on February 25, 2005, the Company and certain of its subsidiaries, including the registrants, entered into and closed on the Second Extended DIP Facility. The total amount of credit available to the Loan Parties under the Second Extended DIP Facility is $1,300,000,000. In connection with the closing, the borrowers under the Second Extended DIP Facility borrowed an aggregate of $578,000,000, the proceeds from which were used to repay all of the indebtedness, including accrued and unpaid interest, and certain related fees and expenses, that were outstanding or payable, as applicable, under the First Extended DIP Facility. In addition, letters of credit with an aggregate face amount of approximately $112,188,000 that were issued under the First Extended DIP Facility were continued under the terms of the Second Extended DIP Facility. The principal amount of all loans made under the Second Extended DIP Facility will become due and payable on March 31, 2006, the maturity date of the Second Extended DIP Facility, subject to such loans being accelerated under the circumstances set forth in the Second Extended DIP Facility. The indebtedness outstanding under the Second Extended DIP Facility is subject to acceleration under certain circumstances, including (i) if any of the representations and warranties made by the Loan Parties therein or in related documents shall prove to have been false or misleading in any material respect when made, (ii) upon the failure by a borrower under the Second Extended DIP Facility to make any payment of principal in respect of any loan made thereunder as and when such amount becomes due and payable, (iii) subject to a grace period set forth in the Second Extended DIP Facility, the failure of any borrower thereunder to timely pay any fees, interest or other amounts due and payable thereunder, (iv) upon the failure of the Loan Parties to comply with the covenants set forth in the Second Extended DIP Facility (subject to certain grace periods in respect of certain covenants), (v) the entry by the Bankruptcy Court of an order granting relief from the automatic stay to the holder or holders of any security interest to permit foreclosure on any of the assets of a Loan Party that have a value in excess of $5,000,000 in the aggregate, (vi) the occurrence of a Change in Control (as defined in the Second Extended DIP Facility) without the consent of the requisite lenders under the Second Extended DIP Facility or (vii) if any judgment or order is entered against any Loan Party as to a post-petition liability or debt for the payment of money in excess of $5,000,000 and the enforcement thereof is not stayed or if a non-monetary judgment or order is entered against any Loan Party with respect to a post-petition event which does or would reasonably be expected to have a Material Adverse Effect (as defined in the Second Extended DIP Facility) and the enforcement of such non-monetary judgment or order is not stayed.

        The foregoing summary of certain material terms of the Second Extended DIP Facility is qualified in its entirety by reference to the Second Extended DIP Facility, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Operating Reports

        On February 25, 2005, the Company and certain other debtor-in-possession subsidiaries of the Company will file their unaudited consolidated Monthly Operating Report (the "Adelphia Operating Report") for the month of January 2005 with the Bankruptcy Court. Exhibit 99.1 to this Current Report on Form 8-K contains the Adelphia Operating Report as filed with the Bankruptcy Court.

        The Company cautions readers not to place undue reliance upon the information contained in the Adelphia Operating Report, which contains unaudited information, and is in the format prescribed by applicable bankruptcy laws. The Adelphia Operating Report is subject to revision. The Adelphia Operating Report also contains information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the Adelphia Operating Report and the other information contained in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading "Risk Factors" in the 2003 Annual Report and the Company's pending bankruptcy proceeding and its ongoing sale process, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2005	OLYMPUS COMMUNICATIONS, L.P. (Registrant)
By: ACC OPERATIONS, INC., its Managing General Partner
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
OLYMPUS CAPITAL CORPORATION (Registrant)
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)
	By:	FRONTIERVISION HOLDINGS, L.P., its General Partner
		By:	FRONTIERVISION PARTNERS, L.P., its General Partner
			By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
				By:	ACC OPERATIONS, INC., its Sole Member
		By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION CAPITAL CORPORATION (Registrant)
		By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION HOLDINGS, L.P. (Registrant)
By:	FRONTIERVISION PARTNERS, L.P., its General Partner
	By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
		By:	ACC OPERATIONS, INC., its Sole Member
		By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
ARAHOVA COMMUNICATIONS, INC. (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc., Adelphia California Cablevision, LLC, as borrowers, Adelphia Communications Corporation and certain of its other direct and indirect subsidiaries named therein, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other lenders named therein.
99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended January 31, 2005, dated February 25, 2005.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 2.03. Creation of a Direction Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
  Item 7.01. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX